                                                                    Exhibit 99.3

xxxxxxxx xx, 2003

Dear Friend:

We are pleased to announce that Jefferson Bancshares, MHC is converting to stock form and Jefferson Federal Savings and Loan Association is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Jefferson Bancshares, Inc., a newly-formed corporation, will serve as a holding company for Jefferson Federal, is offering shares of common stock in a subscription offering and community offering to certain depositors of the Jefferson Federal, to Jefferson Federal's Employee Stock Ownership Plan, to current stockholders and to members of the general public, pursuant to a Plan of Conversion.

Because we believe you may be interested in learning more about Jefferson Bancshares common stock as a potential investment, we are sending you the following materials that describe the stock offering. Please read these materials carefully before you submit a Stock Order and Certification Form.

     . PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     . STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, Eastern Time, on xxxxxxxx xx, 2003.

You have the opportunity to buy stock directly from Jefferson Bancshares without commission or fee. If you have additional questions regarding the Plan of Conversion and stock offering, please call us at (xxx) xxx-xxxx Monday through Friday from 8:30 a.m. to 4:30 p.m., or stop by the Stock Information Center located at 120 Evans Avenue, Morristown, Tennessee.

We are pleased to offer you this opportunity to become a charter shareholder of Jefferson Bancshares, Inc.

Sincerely,

Anderson L. Smith
President and Chief Executive Officer

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARNTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

Xxxxxxxx xx, 2003

Dear Member:

We are pleased to announce that Jefferson Bancshares, MHC is converting to stock form and Jefferson Federal Savings and Loan Association is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Jefferson Bancshares, Inc., a newly-formed corporation, will serve as a holding company for the Jefferson Federal, is offering shares of common stock in a subscription offering and community offering to certain depositors of the Jefferson Federal, to Jefferson Federal's Employee Stock Ownership Plan, to current stockholders and to members of the general public, pursuant to a Plan of Conversion.

To accomplish the conversion, we need your participation in an important vote. Enclosed is a proxy statement describing the Plan of Conversion and your voting and subscription rights. The Plan of Conversion has been approved by the Office of Thrift Supervision and now must be approved by you. YOUR VOTE IS VERY IMPORTANT.

Enclosed, as part of the proxy material, is your proxy card. This proxy card should be signed and returned to us prior to the special meeting of members on Xxxxxxxx xx, 2003. Please take a moment to sign the enclosed proxy card TODAY and return it to us in the postage-paid envelope provided. FAILURE TO VOTE HAS THE SAME EFFECT AS VOTING AGAINST THE PLAN OF CONVERSION.

Our Board of Directors believes that the conversion is in the best interests of our members and the existing public stockholders. Please remember:

     . Your deposit accounts at Jefferson Federal will continue to be insured up to the maximum legal limit by the Federal Deposit Insurance Corporation ("FDIC").

     . There will be no change in the balance, interest rate, or maturity of any deposit or loan accounts because of the conversion.

     . You have a right, but no obligation, to buy stock before it is offered to the public.

     . Like all stock, stock issued in this offering will not be insured by the FDIC.

Enclosed are materials describing the stock offering, including a Prospectus. We urge you to read the Prospectus carefully before submitting your Stock Order and Certification Form. If you are interested in purchasing common stock, you must submit your Stock Order and Certification Form and payment prior to 12:00 Noon, Eastern Time, on Xxxxxxxx xx, 2003.

If you have additional questions regarding the Plan of Conversion and stock offering, please call us at (xxx) xxx-xxxx Monday through Friday from 8:30 a.m. to 4:30 p.m., or stop by the Stock Information Center located at 120 Evans Avenue, Morristown, Tennessee.

Sincerely,

Anderson L. Smith
President and Chief Executive Officer

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

  (Stockholder Letter REGISTERED HOLDERS - Letter 1- Jefferson Bancshares, Inc.
                                   Letterhead)

Xxxxxxxx xx, 2003

Dear Stockholder:

We are pleased to inform you that the Boards of Directors of Jefferson Federal Savings and Loan Association and Jefferson Bancshares, MHC have adopted a Plan of Conversion whereby Jefferson Bancshares, MHC will convert to stock form and Jefferson Federal will be reorganized as a wholly-owned subsidiary of a newly-formed stock holding company named Jefferson Bancshares, Inc. Pursuant to the Plan of Conversion, existing public stockholders will be issued shares of common stock of Jefferson Bancshares in exchange for their current shares of Jefferson Federal common stock. In addition to the shares of common stock to be issued to shareholders of Jefferson Federal, Jefferson Bancshares is also offering shares of common stock to the MHC's members, Jefferson Federal's stockholders and members of the public. Consummation of the Plan of Conversion is subject to (i) the approval of the members of the MHC., (ii) the approval of the stockholders of Jefferson Federal and (iii) regulatory approval.

We are asking stockholders of Jefferson Federal as of Xxxxxxxx xx, 2003, the voting record date, to vote FOR the Plan of Conversion and FOR the formation of our charitable foundation. If you and/or members of your family hold stock in different names, you may receive more than one proxy mailing. Please vote all proxy cards received and return them today in the enclosed postage-paid envelope. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. Your vote FOR the Plan of Conversion will not obligate you to buy any stock in the conversion. A proxy statement relating to the conversion is enclosed.

We have enclosed the following materials which will help you learn more about investing in Jefferson Bancshares common stock. Please read and review the materials carefully before making an investment decision.

     . PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     . STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by signing and returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, Eastern Time, on Xxxxxxxx xx, 2003.

We are inviting our customers, existing stockholders, and community members to become charter stockholders of Jefferson Bancshares. Through this offering you have the opportunity to buy stock directly from the Jefferson Bancshares without commission or fee.

Should you have additional questions regarding the conversion and stock offering, please call us at (xxx) xxx-xxxx Monday through Friday from 8:30 a.m. to 4:30 p.m, or stop by the Stock Information Center located at 120 Evans Avenue, Morristown, Tennessee.

Sincerely,

Anderson L. Smith
President and Chief Executive Officer

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

     (Stockholder Letter STREET HOLDERS-letter 2- Jefferson Bancshares, Inc.
                                   Letterhead)

Xxxxxxxx xx, 2003

Dear Stockholder:

We are pleased to inform you that the Boards of Directors of Jefferson Federal Savings and Loan Association and Jefferson Bancshares, MHC have adopted a Plan of Conversion whereby Jefferson Bancshares, MHC. will convert to stock form and Jefferson Federal will be reorganized as a wholly-owned subsidiary of a newly-formed stock holding company named Jefferson Bancshares, Inc. Pursuant to the Plan of Conversion, existing public stockholders will be issued shares of common stock of Jefferson Bancshares in exchange for their current shares of Jefferson Federal common stock. In addition to the shares of common stock to be issued to shareholders of Jefferson Federal, Jefferson Bancshares is also offering shares of common stock to the MHC's members, Jefferson Federal's stockholders and members of the public. Consummation of the Plan of Conversion is subject to (i) the approval of the members of the MHC, (ii) the approval of the stockholders of Jefferson Federal and (iii) regulatory approval.

We are asking stockholders of Jefferson Federal as of Xxxxxxxx xx, 2003, the voting record date, to vote FOR the Plan of Conversion and FOR the formation of our charitable foundation. If you and/or members of your family hold stock in different names, you may receive more than one proxy mailing. Please vote all proxy cards received and return them today in the enclosed postage-paid envelope. Your vote FOR the Plan of Conversion will not obligate you to buy any stock in the conversion. A proxy statement relating to the conversion is enclosed.

We have enclosed the following materials which will help you learn more about investing in Jefferson Bancshares common stock. Please read and review the materials carefully before making an investment decision.

     . PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     . STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by signing and returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, Eastern Time, on Xxxxxxxx xx, 2003. You may obtain a Stock Order and Certification Form from your broker or by contacting the Stock Information Center.

We are inviting our depositors, existing stockholders, and community members to become stockholders of the Jefferson Bancshares. Through this offering you have the opportunity to buy stock directly from the Holding Company without commission or fee.

Should you have additional questions regarding the conversion and stock offering, please call us at (xxx) xxx-xxxx Monday through Friday from 8:30 a.m. to 4:30 p.m. or stop by the Stock Information Center located at 120 Evans Avenue, Morristown, Tennessee.

Sincerely,

Anderson L. Smith
President and Chief Executive Officer

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

    (Stockholder Letter Street holders - letter 3- Jefferson Bancshares, Inc.
                                   Letterhead)

Xxxxxxxx xx, 2003

Dear Stockholder:

Under separate cover, we forwarded to you information regarding the Plan of Conversion of Jefferson Federal Savings and Loan Association and Jefferson Bancshares, MHC and the concurrent offering of common stock of Jefferson Bancshares, Inc.

As a result of certain requirements, we could not forward a Stock Order and Certification Form with the other packet of materials. They are enclosed herein.

The deadline for ordering Jefferson Bancshares, Inc. common stock is at 12:00 Noon, Eastern Time, on Xxxxxxxx xx, 2003.

Should you have additional questions regarding the conversion and stock offering, please call us at (xxx) xxx-xxxx Monday through Friday from 8:30 a.m. to 4:30 p.m., or stop by the Stock Information Center located at 120 Evans Avenue, Morristown, Tennessee.

Sincerely,

Anderson L. Smith
President and Chief Executive Officer

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

Xxxxxxxx xx, 2003

Dear Prospective Investor:

We are pleased to announce that Jefferson Bancshares, MHC is converting to stock form and Jefferson Federal Savings and Loan Association is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company named Jefferson Bancshares, Inc. In conjunction with the conversion, Jeffferson Bancshares, Inc. is offering shares of common stock in a subscription offering and community offering. The sale of stock in connection with the conversion will enable us to raise additional capital to support and enhance our current operations.

We have enclosed the following materials that will help you learn more about our stock offering. Please read and review the materials carefully before you submit a Stock Order and Certification Form.

     . PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     . STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, Eastern Time, on Xxxxxxx xx, 2003.

We invite our customers, local community members, and the general public to become stockholders of Jefferson Bancshares. Through this offering you have the opportunity to buy stock directly from Jefferson Bancshares, without commission or fee. Our board of directors and management fully support the stock offering.

If you have additional questions regarding the Plan of Conversion and stock offering, please call us at (xxx) xxx-xxxx Monday through Friday from 8:30 a.m. to 4:30 p.m., or stop by the Stock Information Center located at 120 Evans Avenue, Morristown, Tennessee.

Sincerely,

Anderson L. Smith
President and Chief Executive Officer

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                        (Dear Stockholder Dark blue sky)

Xxxxxxxx xx, 2003

Dear Stockholder:

We are pleased to announce that Jefferson Bancshares, MHC is converting to stock form and Jefferson Federal Savings and Loan Association is reorganizing as a wholly-owned subsidiary of a newly-formed stock corporation. In conjunction with the conversion, Jefferson Bancshares, Inc., a newly-formed corporation, will serve as the holding company for Jefferson Federal and is offering shares of common stock in a subscription offering and direct community offering.

Unfortunately, Jefferson Bancshares, Inc. is unable to either offer or sell its common stock to you because the small number of eligible subscribers in your jurisdiction makes registration or qualification of the common stock under the securities laws of your jurisdiction impractical, for reasons of cost or otherwise. Accordingly, this letter should not be considered an offer to sell or a solicitation of an offer to buy the common stock of Jefferson Bancshares.

However, you have the right to vote on the Plan of Conversion and the formation of our charitable foundation at the Special Meeting of Stockholders on Xxxxxxxx xx, 2003. Therefore, enclosed is a proxy card, a proxy statement (which includes the notice of the special meeting), a prospectus (which is provided solely as an accompaniment to the proxy statement) and a return envelope for your proxy card.

I invite you to attend the special meeting on Xxxxxxxx xx, 2003. However, whether or not you are able to attend, please complete the enclosed proxy card and return it in the enclosed envelope.

Sincerely,

Anderson L. Smith
President and Chief Executive Officer

                     [Logo w/ Jefferson FS&LA of Morristown]

                                   PROXY GRAM

                              PLEASE VOTE TODAY...

We recently sent you a proxy statement and related materials regarding a proposal to convert Jefferson Bancshares, MHC to stock form and reorganize Jefferson Federal Savings and Loan Association of Morristown as a subsidiary of a newly-formed stock form holding company.

            Your vote on the Plan of Conversion and formation of our
                charitable foundation has not yet been received.

 Voting for the Conversion does not obligate you to purchase stock and will not affect your accounts at Jefferson Federal Savings and Loan Association of
                       Morristown or your FDIC insurance.

          Not Returning Your Proxy Cards has the Same Effect as Voting
                           "Against" the Conversion.

Your Board of Directors Unanimously Recommends a Vote "FOR" the Conversion and "FOR" the formation of our charitable foundation.

                          Your Vote Is Important To Us!
Please sign the enclosed proxy card and return it in the postage-paid envelope provided TODAY! If you received more than one proxy card, please be sure to sign and return all cards you received.

Thank you,


Anderson L. Smith
President and Chief Executive Officer

   If you have already mailed your proxy card(s), please accept our thanks and disregard this notice.
                  For further information call (xxx) xxx-xxxx.

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS OF, AND ARE NOT INSURED OR GUARANTEED BY, JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVINGS AND LOAN, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                     [Logo w Jefferson FS&LA of Morristown]

                                  PROXY GRAM II
                              PLEASE VOTE TODAY...

We recently sent you a proxy statement and related materials regarding a proposal to convert Jefferson Bancshares, MHC to stock form and reorganize Jefferson Federal Savings and Loan Association of Morristown as a subsidiary of a newly-formed stock form holding company.

            Your vote on the Plan of Conversion and formation of our
                charitable foundation has not yet been received.

 Voting for the Conversion does not obligate you to purchase stock and will not affect your accounts at Jefferson Federal Savings and Loan Association or your
                                 FDIC insurance.

          Not Returning Your Proxy Cards has the Same Effect as Voting
                            "Against" the Conversion.

Your Board of Directors Unanimously Recommends a Vote "FOR" the Conversion and "FOR" the formation of our chartable foundation.

                      Our Reasons for the Corporate Change

- To obtain additional capital to support internal growth by increasing our lending and in the communities we serve
- To continue our expansion within our market area and the contiguous counties.
- To enhance stockholder returns through higher earnings and capital management strategies
- To facilitate acquisitions of other financial institutions as opportunities arise (although we do not now have any specific acquisition plans).

                          Your Vote Is Important To Us!
Please sign the enclosed proxy card and return it in the postage-paid envelope provided TODAY! If you received more than one proxy card, please be sure to sign and return all cards you received.

Thank you,



Anderson L. Smith
President and Chief Executive Officer

   If you have already mailed your proxy card(s), please accept our thanks and disregard this notice. For further information call (xxx) xxx-xxxx.

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS OF, AND ARE NOT INSURED OR GUARANTEED BY, JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVINGS AND LOAN, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

[logo] Jefferson Bancshares, Inc.

XXXXX,xx, 2003

Dear Valued Jefferson Federal Savings and Loan Association Member:

We recently forwarded you a proxy statement and related materials regarding a proposal to convert Jefferson Federal Savings and Loan Association from a mutual savings institution to a stock savings institution. This conversion will allow us to operate in essentially the same manner as we currently operate, but provides us with the flexibility to add capital, continue to grow and expand the bank, add new products and services, and increase our lending capability.

As of today, your vote on our Plan of Conversion has not yet been received. Your Board of Directors unanimously recommends a vote "FOR" the Plan of Conversion. If you mailed your proxy, please accept our thanks and disregard this request.

We would sincerely appreciate you signing the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or dropping it off at your Jefferson Federal Savings and Loan Association branch. Our meeting on June XXth is fast approaching and we'd like to receive your vote as soon as possible.

Voting FOR the Conversion does not affect the terms or insurance on your accounts. For further information call our Information Center at (xxx) xxx-xxxx.

Best regards and thank you,



Anderson L. Smith
President and Chief Executive Officer

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

[LOGO] KEEFE, BRUYETTE & WOODS, INC.

To Members and Friends of Jefferson Federal Savings and Loan Association, Jefferson Bancshares, Inc., and Jefferson Bancshares, MHC

Keefe, Bruyette & Woods, Inc., a member of the National Association of Securities Dealers, Inc., is pleased to announce that Jefferson Bancshares, MHC is converting to stock form and Jefferson Federal Savings and Loan Association is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company named Jefferson Bancshares, Inc. In conjunction with the conversion, Jefferson Bancshares is offering shares of common stock in a subscription offering and community offering to certain depositors of the Bank, the Bank's Employee Stock Ownership Plan, existing stockholders, and members of the general public pursuant to a Plan of Conversion.

At the request of Jefferson Bancshares, we are enclosing materials explaining the conversion and your opportunity to invest in shares of Jefferson Bancshares' common stock. Please read the enclosed Prospectus carefully. Jefferson Bancshares has asked us to forward these documents to you in view of certain requirements of the securities laws in your state.

If you have any questions, please visit our Stock Information Center located at 120 Evans Avenue, Morristown, Tennessee, Monday through Friday from 8:30 a.m. to 4:30 p.m. or feel free to call the Stock Information Center at (xxx) xxx-xxxx.

Very truly yours,


Keefe, Bruyette & Woods, Inc.

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY, JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVINGS AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                             (Dark Blue Sky Member)

xxxxxxxxxx xx, 2003

Dear Member:

We are pleased to announce that Jefferson Bancshares, MHC is converting to stock form and Jefferson Federal Savings and Loan Association is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Jefferson Bancshares, Inc., a newly-formed corporation, will serve as a holding company for Jefferson Federal, is offering shares of common stock in a subscription offering and community offering to certain depositors of Jefferson Federal, to Jefferson Federals Employee Stock Ownership Plan, to current stockholders and to members of the general public, pursuant to a Plan of Conversion.

Unfortunately, Jefferson Bancshares is unable to either offer or sell its common stock to you because the small number of eligible subscribers in your jurisdiction makes registration or qualification of the common stock under the securities laws of your jurisdiction impractical, for reasons of cost or otherwise. Accordingly, this letter should not be considered an offer to sell or a solicitation of an offer to buy the common stock of Jefferson Bancshares.

However, you have the right to vote on the Plan of Conversion and the formation of our charitable foundation at the special meeting of members on xxxxxxxx xx, 2003. Therefore, enclosed is a proxy card, a proxy statement (which includes the Notice of the Special Meeting), a prospectus (which is provided solely as an accompaniment to the Proxy Statement) and a return envelope for your proxy card.

I invite you to attend the special meeting on xxxxxxxx xx, 2003. However, whether or not you are able to attend, please complete the enclosed proxy card and return it in the enclosed envelope.

Sincerely,


Anderson L. Smith
President and Chief Executive Officer

                            YOU ARE CORDIALLY INVITED
                        to a Community Investors Meeting

                      to learn more about the Conversion of
              Jefferson Bancshares, Inc. and the stock offering of


                           Jefferson Bancshares, Inc.


Senior executives of Jefferson FS&LA and its investment bankers will present information and answer your questions about the Plan of Conversion and prospectus, as well as about the business and operations of Jefferson FS&LA.


          DATE AND LOCATION                  DATE AND LOCATION



   There will be a Registered Representative at the following location at the times noted.


                            Stock Information Center
                                120 Evans Avenue


                     Monday - Friday 4:30 a.m. to 4:30 p.m.
                                 (xxx) xxx-xxxx


THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                           Jefferson Bancshares, Inc.


                               Community Meeting

                                  May xx, 2003


THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY JEFFERSON BANCSHARES, MHC, JEFFERSON FEDERAL SAVING AND LOAN ASSOCIATION, JEFFERSON BANCSHARES, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

Branch Locations
----------------


[MAP APPEARS HERE]                                        Main Office
                                                          120 Evans Avenue
                                                          Morristown, Tennessee

                                                          Drive-Through
                                                          143 E. Main Street
                                                          Morristown, Tennessee

                                                          Drive-Through
                                                          1960 W. Morris Blvd.
                                                          Morristown, Tennessee

Management of Jefferson Federal


.. Anderson L. Smith, President and Chief Executive Officer

.. Jane P. Hutton, Treasurer and Secretary

.. Douglas H. Rouse, Senior Vice President

.. Eric S. McDaniel, Vice President and Senior Operations Officer

                                  Total Assets

                              [GRAPH APPEARS HERE]





                 6/30/2000     6/30/2001    6/30/2002  12/31/2002
                  $230,589      $254,464     $267,340    $260,443

                                    Asset Mix


                              At December 31, 2002

                              Loans Receivable, Net

                                    [GRAPH]

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                                 Loan Portfolio

                                    [GRAPH]


                              At December 31, 2002

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                                 Total Deposits

                                   [GRAPH]

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                                 Equity Capital

                                    [GRAPH]

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                              Capital Requirements

                                     [GRAPH]

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                          Total Equity to Total Assets

                                     [GRAPH]

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                                   Net Income

                                     [GRAPH]

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                            Return on Average Assets

                                     [GRAPH]

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                            Return on Average Equity

                                     [GRAPH]

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                               Net Interest Margin

                                   [GRAPH]

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                                 Pro Forma Data

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                              Preference Categories

1. Eligible Account Holders - Depositors with $50 or more on deposit as of December 31, 2001.

2.  Employee Stock Ownership Plan (ESOP)

3. Supplemental Eligible Account Holders - Depositors with $50 or more on deposit as of ______________.

4. Other Members - Depositors as of __________ or a borrower as of __________ and your borrowings remain outstanding as of _______.

5.  Stockholders of Jefferson Bancshares, MHC - as of __________.

6. Local Community - Residents of Cocke, Grainger, Greene, Hamblen, Hawkins, Jefferson, Knox or Sevier County, Tennessee

7.  General community

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          We thank you for your interest in Jefferson Bancshares, Inc.